News Release Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com Virtus Investment Partners Announces Agreement to Add Stone Harbor Investment Partners as an Affiliated Manager Leading manager of emerging market debt strategies HARTFORD, CT, June 28, 2021 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-boutique asset management business, today announced it has entered into an agreement to acquire Stone Harbor Investment Partners LP, a premier manager of emerging markets debt, multi-asset credit, global corporates, and other strategies with $15.4 billion1 of assets under management. Stone Harbor offers credit strategies primarily to global institutional clients, including sovereign wealth investors, pension plans, foundations, endowments and insurance companies. Its strategies are also available through open- and closed-end mutual funds, including the Stone Harbor Emerging Markets Debt Fund (SHMDX), and to non-U.S. investors through UCITS and QIAIF pooled funds. The addition of Stone Harbor as an affiliated manager will further enhance and diversify Virtus’ investment capabilities with a highly-regarded emerging markets debt strategy that has a 30-year track record. It would also increase Virtus’ non-U.S. institutional client base, expand global distribution resources, and add a proprietary operating and analytical platform that offers end-to-end investment and risk management technology, including an environmental, social and governance (ESG) framework, which can be leveraged by other affiliates. “We are pleased to add Stone Harbor as an affiliated manager. Their culture and approach is strongly aligned with our core beliefs of providing high-quality, attractive investment strategies and exceptional service to clients,” said George R. Aylward, president and chief executive officer of Virtus. “Stone Harbor’s institutional-quality emerging market debt capabilities are well-respected among clients and consultants and highly complementary to our other fixed-income capabilities. In addition, their global distribution resources will augment our existing sales capabilities supporting other affiliates.” 1 As of May 31, 2021

Virtus Investment Partners - 2 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com As a boutique affiliate, Stone Harbor will maintain autonomy over its investment processes, brand and culture, ensuring continuity for its clients, consultants, and distribution partners, who will collaborate with the same investment teams. The transaction gives Stone Harbor greater flexibility to concentrate on the investment needs of clients while benefiting from the expanded resources that are available as part of a larger company, including access to Virtus’ shared services, strong distribution capabilities and additional analytical resources. Peter Wilby, Managing Partner and co-Chief Investment Officer, Jim Craige, co-CIO and Head of Emerging Markets, Dave Torchia, Head of Multi-Asset Credit, and several other key individuals have entered into long-term employment agreements, ensuring continuity of the firm’s investment process. “We view this as an incredibly positive event for our clients, business partners, and our investment teams. It was essential for us to find a partner that shares our commitment to fostering an environment that allows us to continue to deliver superior results for our clients, and Virtus shares our strong focus on investment performance and client service,” Wilby said. “As an affiliate of Virtus, our clients are assured of a seamless experience given our similar cultures and approaches. In addition, as part of a larger company, we can augment our fixed income solutions for new and existing clients.” Virtus will acquire 100% of Stone Harbor. The terms of the transaction were not disclosed, but it is expected to be funded with existing financial resources and to be modestly accretive to earnings per share, as adjusted, upon closing. The transaction is expected to close by the end of the year, subject to customary closing conditions and approvals by the Stone Harbor Funds board and fund shareholders. Broadhaven Capital Partners acted as financial advisor and Goodwin Procter LLP was the legal advisor to Virtus on the transaction. RBC Capital Markets, LLC acted as financial advisor and Morgan Lewis & Bockius LLP was the legal advisor to Stone Harbor. About Stone Harbor Stone Harbor Investment Partners LP is a global institutional fixed-income investment manager specializing in credit and asset allocation strategies. The firm manages institutional clients’ assets in a range of investment strategies including emerging markets debt, global high yield, bank loans, as well as multi-sector credit products including unconstrained and total return approaches. The firm’s investment strategies are based on fundamental insights, derived from a combination of proprietary research and the in-depth knowledge and specialized experience of the firm’s team. Founded in 2006, it is based in New York City with additional offices in London and Singapore.

Virtus Investment Partners - 3 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com About Virtus Investment Partners, Inc. Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. The company provides investment management products and services through its affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process, and individual brand. Virtus Investment Partners offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs. Its affiliates include Ceredex Value Advisors, Duff & Phelps Investment Management, Kayne Anderson Rudnick Investment Management, Newfleet Asset Management, NFJ Investment Group, Seix Investment Advisors, Silvant Capital Management, and Sustainable Growth Advisers. Contacts Virtus Sean Rourke Investor Relations (860) 263-4709 sean.rourke@virtus.com Joe Fazzino Media Relations (860) 263-4725 joe.fazzino@virtus.com Jaime Doyle Media Relations (973) 944-8105 jdoyle@jconnelly.com Stone Harbor Mark Weiller Head of Distribution & Product Management - Americas (212) 548-1130 mweiller@shiplp.com Paul Timlin Head of Distribution & Product Management - International +44 20 3205 4101 ptimlin@shiplp.com Please consider the investment objectives, risks, charges, and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. For this and other information about the fund, contact your financial representative. Read the prospectus carefully before you invest or send money. Stone Harbor Investment Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Stone Harbor Investment Partners LP. Investing involves risk, including possible loss of principal. Forward-Looking Information This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward- looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as amended.

Virtus Investment Partners - 4 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions and projections about the company and the markets in which we operate, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans and ability to borrow, for all future periods. All of our forward-looking statements are as of the date of this presentation only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially. Our business and our forward- looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our 2020 Annual Report on Form 10-K, as supplemented by our periodic filings with the Securities and Exchange Commission (the "SEC"), as well as the following risks and uncertainties resulting from: (i) any reduction in our assets under management; (ii) general domestic and global economic, political and pandemic conditions; (iii) inability to achieve the expected benefits of our strategic transactions; (iv) the on-going effects of the COVID-19 pandemic and associated global economic disruption; (v) withdrawal, renegotiation or termination of investment advisory agreements; (vi) damage to our reputation; (vii) inability to satisfy financial covenants and payments related to our indebtedness; (viii) inability to attract and retain key personnel; (ix) challenges from the competition we face in our business; (x) adverse developments related to unaffiliated subadvisers; (xi) negative implications of changes in key distribution relationships; (xii) interruptions in or failure to provide critical technological service by us or third parties; (xiii) risk of loss on our investments; (xiv) lack of sufficient capital on satisfactory terms; (xv) adverse regulatory and legal developments; (xvi) failure to comply with investment guidelines or other contractual requirements; (xvii) adverse civil litigation and government investigations or proceedings; (xviii) unfavorable changes in tax laws or limitations; (xix) volatility associated with our common stock; (xx) inability to make quarterly common stock dividends; (xxi) certain corporate governance provisions in our charter and bylaws; (xxii) losses or costs not covered by insurance; (xxiii) impairment of goodwill or intangible assets; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to above, in our 2020 Annual Report on Form 10-K and our other periodic reports filed with the SEC could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity. Certain other factors that may impact our continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors. The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward- looking information will not be realized. If there are any future public statements or disclosures by us that modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.